SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS S&P 500 Index Fund DWS U.S. Bond Index Fund

The following information replaces the existing disclosure contained under the “Management Fee” sub–heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the funds’ prospectus.

Management Fee. For each fund listed in the table below, the Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
DWS EAFE® Equity Index Fund	0.25%
DWS U.S. Bond Index Fund	0.01%*

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

The Advisor receives a management fee from DWS Equity 500 Index Portfolio. Pursuant to the master/feeder structure noted above, for the most recent fiscal year, the Portfolio paid 0.05% and 0.05% for DWS Equity 500 Index Fund and DWS S&P 500 Index Fund, respectively, as a percentage of its average daily net assets.

For DWS U.S. Bond Index Fund, the Advisor has voluntarily agreed, effective November 21, 2012, to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.20% for Institutional Class shares. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

A discussion regarding the basis for the Board’s renewal of each fund’s and the Portfolio’s investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see “Shareholder reports” on the back cover).

Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund’s administrative services. In addition, DWS Equity 500 Index Portfolio has a separate administrative services agreement with the Advisor pursuant to which the Portfolio pays the Advisor for certain administrative services. The administrative services fees discussed above are included in the fees and expenses table under ”Other expenses.”

Please Retain This Supplement for Future Reference

November 29, 2012 PROSTKR-198